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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      FEBRUARY 2, 1999
                                                       ----------------


                            MCHENRY METALS GOLF CORP.
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               (Exact name of registrant as specified in charter)


          NEVADA                       333-53737                  87-0429261
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(State or other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


     1945 CAMINO VIDA ROBLE, SUITE J, CARLSBAD, CA                  92008
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        (Address of principal executive offices)                   Zip Code


Registrant's telephone number, including area code:     (760) 929-0015
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          (Former name or former address, if changed since last report)





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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        Prior to December 23, 1998, McHenry Metals Golf Corp.'s ("the Company")
independent accountants were Clumeck, Stern, Phillips & Schenkelberg ("CSPS"). CSPS had audited the Company's financial statements as of December 31, 1997 and for the period from January 13, 1997 (the date of organization) through December 31, 1997. Effective December 23, 1998, the Company dismissed CSPS as the Company's independent accountants.

        On February 2, 1999, the Company appointed BDO Seidman, LLP ("BDO") as its independent accounting firm. Prior to the appointment of BDO, the Company did not consult with BDO regarding either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements.


                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MCHENRY METALS GOLF CORP.
                                          --------------------------------------
                                          (Registrant)


Date:  February 4, 1999                   /s/ Douglas A. Willford
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                                          Douglas A. Willford, Chief Financial
                                          Officer